Coopers
& Lybrand


                       Consent of Independent Accountants

To the Trustees of Scudder Securities Trust:

We consent to the inclusion in Post-Effective Amendment No. 50 to the Registration Statement

of Scudder Financial Services Fund on Form N-1A, of our report dated September 26, 1997 on our audit of the Statement of Assets and Liabilities of the Scudder Financial Services Fund as of September 25, 1997.

We also consent to the reference to our Firm under the caption, "Experts."



                                                     /s/Coopers & Lybrand L.L.P.
Boston, Massachusetts                                Coopers & Lybrand L.L.P.
September 30, 1997







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